UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     February 15, 2016

GLOBAL HEALTHCARE REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

              8480 E. Orchard Road, Suite 3600, Greenwood Village, CO  80111

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 449-2100

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 ITEM 5.02

APPOINTMENT OF OFFICERS

Sandra Lee Kuwica, Vice-President of Finance

The Board of Directors of Global Healthcare REIT, Inc., (the “Company”) has approved the appointment of Sandra Lee Kuwica as Vice-President of Finance.  Ms. Kuwica is based in Birmingham, Alabama.

Ms. Kuwica’s initial compensation has been set at $10,000 per month.

Biographical Information

Ms. Kuwica was Senior Vice President of Finance and Investor Relations at Colonial Trust Properties, a public Real Estate Investment Trust located in Birmingham, Alabama, until her retirement in 2004.  Previously, she was Director, Executive Group at Medpartners, Inc.  Before that, she was with Citicorp Securities, Inc. where she was Assistant VP, Acquisition Finance LoanStructuring and Syndications.   She also served as Senior Consultant at Price Waterhouse.  Ms. Kuwica holds a BS Degree in Accounting and Computer Science from Wake Forest University (1989) and an MBA from Cornell University (1994).

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: February 24, 2016	/s/ Lance Baller Lance Baller, Interim CEO

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